UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 22, 2022

Commission File Number: 0-29923

Orbital Infrastructure Group, Inc. f/k/a Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Texas	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OIG	Nasdaq Capital Market

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

a.
Effective August 22, 2022, the client-auditor relationship between Orbital Infrastructure Group, Inc. (“the Company”) and Grant Thornton LLP, has ceased. The dismissal of the relationship with the independent registered accounting firm was approved by the Audit Committee and ratified by the Orbital Infrastructure Group, Inc. Board of Directors.

Grant Thornton LLP’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or audit principles.

In connection with the audit of Orbital Infrastructure Group, Inc., during the two fiscal years ended December 31, 2021 and 2020 and the subsequent period through August 22, 2022, there were no (1) disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-K. The Company has provided Grant Thornton LLP with a copy of this Form 8-K and requested that Grant Thornton LLP provide the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton LLP agrees with the statements related to them made by the Company in this report. A letter from Grant Thornton LLP is attached as Exhibit 16.1 of this Form 8-K.

b.
Effective August 22, 2022, the Audit Committee engaged the services of PricewaterhouseCoopers LLP (“PwC”), as its independent registered public accounting firm to audit Orbital Infrastructure Group, Inc. This proposal was ratified by the Company Board of Directors.

During the two most recent fiscal years and any subsequent interim period prior to the August 22, 2022 engagement of PwC as our independent registered public accounting firm, neither the Company, nor anyone on its behalf, consulted PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and neither a written report was provided to the Company nor oral advice was provided that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement or a reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter, dated August 24, 2022, from Grant Thornton LLP to the United States Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 24th day of August 2022.

Orbital Infrastructure Group, Inc.

By:	/s/ Nicholas M. Grindstaff
Nicholas M. Grindstaff
Chief Financial Officer